File No. 33-59261, 811-5626
                                            Filed under Rule 497(e)

GOLDEN AMERICAN LIFE INSURANCE COMPANY


                      PROSPECTUS SUPPLEMENT
                         JANUARY 5, 1998


SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997 AS AMENDED JULY 9,
                              1997
                    AND OCTOBER 24, 1997 FOR

     GRANITE PRIMELITE DEFERRED VARIABLE ANNUITY PROSPECTUS

        ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY

                           __________

     The following information supplements the information contained in the prospectus regarding Other Types of Qualified
Retirement Plans beginning on page 35 of the prospectus. Insert the following after the paragraph titled "SIMPLE IRAs":

          Roth IRAs. Effective immediately, Golden American is offering Contracts in connection with Roth Individual Retirement Annuities ("Roth IRAs"). New Section 408A of the Code permits eligible individuals to contribute to Roth IRAs. Under applicable limitations, certain amounts may be contributed to a Roth IRA. The contributions are not deductible from the individual's gross income, but if certain qualifications are met, distributions of earnings are not included in taxable income. Rollovers from regular IRAs or conversions of regular IRAs to Roth IRAs are permitted, but the owner must include the amount rolled over or converted in taxable income (with the ability to spread the tax liability over four years if the rollover or conversion takes place in 1998). Roth IRAs are subject to limitations on eligibility, contributions, transferability, and distributions. Purchasers of Contracts who intend for them to be qualified as Roth IRAs should seek competent tax advice. Please check with Golden American's Customer Service Center for state availability.

          Generally, earnings on a ROTH IRA accrue federally tax-deferred, and distributions are not subject to federal income tax or 10% penalty tax if five years have passed since the first contribution was made or any conversion from a traditional IRA was effected, and the distribution is made
     (a) once the owner is 59 1/2 or older, (b) upon the death or disability of the owner, or (c) for a limited amount, for qualified first-time home buyer expenses. Distributions that do not meet these conditions would be subject to ordinary federal income tax and may be subject to the 10% penalty tax.


This supplement should be retained with your Granite PrimElite
Prospectus.

PE-1-NH-ROTH                                           1/5/98